UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 16, 2005
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32249 (Commission File Number)	14-1855759 (IRS Employer Identification No.)

198 Inverness Drive West, Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
     The Corporate Governance Guidelines of Dex Media, Inc. (the “Company”) can be found on the Company’s corporate website at www.dexmedia.com/investors/overview.html under the heading “Corporate Governance.” The Corporate Governance Guidelines, as well as the charters of the Company’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, are available in print to any shareholder who requests any such document. Requests should be addressed to Investor Relations, Dex Media, Inc, 198 Inverness Drive West, Englewood, Colorado 80112.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, Dex Media, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: August 16, 2005

DEX MEDIA, INC.

By:	/s/ ROBERT M. NEUMEISTER, JR.
Robert M. Neumeister, Jr.
Executive Vice President and Chief Financial Officer

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